Putnam Absolute Return 100 Fund
Putnam Absolute Return 300 Fund
Putnam Absolute Return 500 Fund
Putnam Absolute Return 700 Fund

Prospectus
12 | 22 | 08
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as revised 11 | 30 | 09
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Fund summary	2
What are each fund’s main investment strategies and related risks?	11
Who oversees and manages the funds?	21
How do the funds price their shares?	26
How do I buy fund shares?	27
How do I sell or exchange fund shares?	35
Policy on excessive short-term trading	37
Distribution plans and payments to dealers	41
Fund distributions and taxes	43

Class A, B, C, M, R and Y shares	been approved or disapproved by the
Investment Category: Absolute Return	Securities and Exchange Commission nor
has the Commission passed upon the
This prospectus explains what you	accuracy or adequacy of this prospectus.
should know about these mutual	Any statement to the contrary is a crime.
funds before you invest. Please read
it carefully.	You may be eligible for a reduced sales
charge. See How do I buy fund shares?
Putnam Investment Management, LLC	for details.
(Putnam Management), which has man-
aged mutual funds since 1937, manages
these funds. These securities have not

Fund summary

Goal

Each fund seeks to earn a positive total return that exceeds the rate of inflation by a targeted amount over a reasonable period of time regardless of market conditions. The target return for each fund is the rate of inflation plus a number of basis points specified in the fund’s name. For example, the Absolute Return 500 Fund seeks to earn a total return of 500 basis points (or 5.00%) over the rate of inflation.

Main investment strategies

The use of the term “absolute return” in each fund’s name is meant to distinguish the fund’s goal and investment strategies from those of most other mutual funds available in the marketplace. Most mutual funds are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their goals, their investment returns may be positive or negative and will tend to reflect the general direction of the markets. An “absolute return” strategy seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. As a result, if this strategy is successful, investors should expect the funds to outperform the general securities markets during periods of flat or negative market performance, to underperform during periods of strong positive market performance, and typically to produce less volatile returns than general securities markets.

The funds seek to earn their target returns over a reasonable period of time. Since investment returns will likely fluctuate over shorter periods of time as market conditions vary, even under an “absolute return” strategy, the funds are designed for investors with longer term investment horizons — generally at least three years or more.

The funds pursue their goals through portfolios that are structured to offer varying degrees of risk, expected volatility and expected returns. The funds seek to earn a positive total return that exceeds, by a particular amount, the rate of inflation, as reflected by the return of the Merrill Lynch U.S. Treasury Bill Index. The index tracks the performance of U.S. dollar denominated U.S. Treasury bills, which represent obligations of the U.S. Government having a maturity of one year or less, and is intended as an approximate measure of the rate of inflation.

While the funds seek returns in excess of the Merrill Lynch U.S. Treasury Bill Index, you should be aware that an investment in the funds is not the same as an investment in the Merrill Lynch U.S. Treasury Bill Index. An investment in U.S. Treasury bills, which are supported by the full faith and credit of the U.S. Government,

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is generally considered a risk free investment. Investing in the funds, however, does involve certain risks, including the risk of loss. Because risk and reward are related, you should expect the risk associated with an investment in a fund, and the volatility of that fund’s returns, to increase as the fund seeks higher returns.

Absolute Return 100 and 300 Funds — Global multi-sector
bond strategies

These funds are designed to pursue consistent absolute returns with relatively low volatility and limited market risk through a broadly diversified portfolio reflecting uncorrelated fixed income strategies designed to exploit market inefficiencies across global markets and fixed income sectors, including:

• Sovereign: Obligations of governments in developed and emerging markets,

• Credit: Investment grade debt, high yield debt, bank loans, convertible bonds and structured credit, and

• Securitized: Mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized mortgage obligations.

We may use derivatives to obtain or enhance exposure to the fixed income sectors and strategies mentioned above, and to hedge against risk. Absolute Return 300 Fund has a higher risk and return profile than Absolute Return 100 Fund as a result of increased exposure to these fixed income sectors and strategies.

Absolute Return 500 and 700 Funds — Asset allocation
and overlay strategies

These funds each combine two separate investment strategies — a beta strategy and an alpha strategy.

The beta strategy consists of a globally diversified asset allocation strategy. It seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including:

• U.S., international, and emerging markets equity securities,

• U.S., international, and emerging markets fixed-income securities,

• commodities,

• real estate investment trusts,

• high yield securities,

• currencies, and

• inflation-protected securities.

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A fund may gain exposure to these asset classes both through direct cash investments and through investments in derivatives. A fund may also use derivatives to seek enhanced returns from these asset classes as well as to leverage its exposure to the beta strategy as a whole. Absolute Return 700 Fund has a higher risk and return profile than Absolute Return 500 Fund as a result of increased exposure to these asset classes, which we obtain by using derivatives. Each of these Funds has a higher risk and return profile than the Absolute Return 100 and 300 Funds.

The alpha strategy involves the potential use of various “overlay” strategies. These consist of diverse active trading strategies designed to provide additional total return through the exploitation of market inefficiencies and other conditions, including trading strategies involving active security selection, tactical asset allocation, currency transactions and options transactions.

The beta strategy of allocating assets among many asset classes generally depends upon the direction of the relevant markets for success, while the overlay strategies that comprise the alpha strategy are generally designed not to depend upon market direction for success. The beta and alpha strategies are intended to be uncorrelated and to operate largely independently, thus improving a fund’s chances of earning a positive total return regardless of market conditions. Both the beta and alpha strategies are dynamic, permitting us to take advantage of opportunities that arise from different economic conditions. We may use derivatives in implementing the beta and alpha strategies.

Main risks

Because each fund seeks to earn returns from exposure to many different fixed income sectors in the case of Absolute Return 100 and 300 Funds, and many different asset classes in the case of Absolute Return 500 and 700 Funds, it will also be exposed to many different types of investment risks. The main risks that could adversely affect the value of a fund’s shares and the total return on your investment include:

• Allocation risk — the risk that our judgments about fixed income sectors or asset classes may not be correct, adversely affecting a fund’s performance. This risk is increased when a fund uses derivatives to increase its exposure to fixed income sectors or asset classes. These derivatives can create investment leverage, which will magnify the impact to the fund of its investments in an underperforming fixed income sector or asset class.

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• Overlay strategy risk — the risk that our overlay strategies for the Absolute Return 500 and 700 Funds may not work as intended. Overlay strategies may lose money or may not earn a return sufficient to cover associated trading and other costs.

• Market risk — the risk that movements in financial markets will adversely affect the price of a fund’s investments, regardless of how well the companies in which we invest perform.

• Equity risk — the risk that the stock price of one or more of the companies in the Absolute Return 500 and 700 Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

• Interest rate risk — the risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

• Credit risk — the risk that the issuers of a fund’s fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

• Foreign risk — the risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

• Derivatives risk — the risk that a fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

You can lose money by investing in a fund. A fund may not achieve its goal, and is not intended as a complete investment program. An investment in a fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Investor profile

Each fund is designed for investors seeking positive total return in excess of inflation over a reasonable period of time regardless of market conditions. Because the funds seek performance over a reasonable period of time, investors should not consider an investment in a fund to be a short term investment. Investors should be willing to wait out short-term market fluctuations and should generally have an investment horizon of at least three years or more. Investors should evaluate the funds’ different degrees of risk, expected volatility, and expected return, in selecting a fund. Each fund discourages short-term trading activity. It should not be your sole investment. However, a fund may be appropriate as part of a portfolio of funds with different investment strategies, such as growth, blend, value, and income, and may diversify a portfolio of funds with traditional benchmarks.

• Putnam Absolute Return 100 Fund may be suitable for you if you are seeking cash investments that earn a stable return and income over time, particularly if you are in or near retirement.

• Putnam Absolute Return 300 Fund may be suitable for you if you are considering a moderate bond fund.

• Putnam Absolute Return 500 Fund may be suitable for you if you are considering a balanced fund, or a fund that can manage allocations and risk across global asset classes.

• Putnam Absolute Return 700 Fund may be suitable for you if you are considering a stock fund, or a fund that can manage allocations and risk across global asset classes.

Ask your financial representative for details.

Past performance

Performance information will be available after each fund completes a full calendar year of operation.

Costs associated with your investment

Maximum sales charges and redemption fees (paid directly from your investment) Most Putnam funds include a sales charge when you purchase shares in order to compensate your financial representative for asset allocation and other services. Putnam funds offer a variety of share classes to accommodate different ways of paying the sales charge (up front or over time). It is important to understand that the share classes with low or no up-front sales charge may impose higher ongoing

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expenses. To discourage short-term trading, most Putnam funds also charge a redemption fee for shares sold or exchanged within 7 days of purchase (within 90 days for certain Putnam funds).

This table summarizes the fees and expenses you may pay if you invest in the funds. Expenses represent estimates for the funds’ first fiscal year, which ends on October 31, 2009.

Shareholder Fees (fees paid directly from your investment)*
Absolute Return 100 and 300 Funds

		Maximum Deferred
	Maximum Sales	Sales Charge (Load)
	Charge (Load)	(as a percentage of the	Maximum
	Imposed on purchases	original purchase price	Redemption Fee***
	(as a percentage	or redemption proceeds,	(as a percentage of total
	of the off ering price)	whichever is lower)	redemption proceeds)

Class A	3.25%	NONE**	1.00%
Class B	NONE	3.00%	1.00%
Class C	NONE	1.00%	1.00%
Class M	2.00%	NONE**	1.00%
Class R	NONE	NONE	1.00%
Class Y	NONE	NONE	1.00%

Absolute Return 500 and 700 Funds

		Maximum Deferred
	Maximum Sales	Sales Charge (Load)
	Charge (Load)	(as a percentage of the	Maximum
	Imposed on purchases	original purchase price	Redemption Fee***
	(as a percentage	or redemption proceeds,	(as a percentage of total
	of the off ering price)	whichever is lower)	redemption proceeds)

Class A	5.75%	NONE**	1.00%
Class B	NONE	5.00%	1.00%
Class C	NONE	1.00%	1.00%
Class M	3.50%	NONE**	1.00%
Class R	NONE	NONE	1.00%
Class Y	NONE	NONE	1.00%

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Total Annual Fund Operating Expenses<> (expenses that are deducted from fund assets)
All mutual funds pay ongoing fees for investment management and other services. These charges, expressed as a percentage of fund assets, are known as the Total Annual Fund Operating Expenses.

The table below shows each fund’s estimated annual operating expenses for its first fiscal year, which ends on October 31, 2009.

Absolute Return 100 Fund

				Total
		Distribution		Annual Fund
	Management	and Service	Other	Operating	Expense	Net
	Fees	(12b-1) Fees	Expenses^	Expenses	Reimbursement	Expenses

Class A	0.55%	0.25%	0.86%	1.66%	(0.41)%	1.25%
Class B	0.55%	0.85%	0.86%	2.26%	(0.41)%	1.85%
Class C	0.55%	1.00%	0.86%	2.41%	(0.41)%	2.00%
Class M	0.55%	0.40%	0.86%	1.81%	(0.41)%	1.40%
Class R	0.55%	0.50%	0.86%	1.91%	(0.41)%	1.50%
Class Y	0.55%	N/A	0.86%	1.41%	(0.41)%	1.00%

Absolute Return 300 Fund

				Total
		Distribution		Annual Fund
	Management	and Service	Other	Operating	Expense	Net
	Fees	(12b-1) Fees	Expenses^	Expenses	Reimbursement	Expenses

Class A	0.65%	0.25%	0.92%	1.82%	(0.47)%	1.35%
Class B	0.65%	0.85%	0.92%	2.42%	(0.47)%	1.95%
Class C	0.65%	1.00%	0.92%	2.57%	(0.47)%	2.10%
Class M	0.65%	0.40%	0.92%	1.97%	(0.47)%	1.50%
Class R	0.65%	0.50%	0.92%	2.07%	(0.47)%	1.60%
Class Y	0.65%	N/A	0.92%	1.57%	(0.47)%	1.10%

Absolute Return 500 Fund

				Total
		Distribution		Annual Fund
	Management	and Service	Other	Operating	Expense	Net
	Fees	(12b-1) Fees	Expenses^	Expenses	Reimbursement	Expenses

Class A	0.80%	0.25%	0.87%	1.92%	(0.42)%	1.50%
Class B	0.80%	1.00%	0.87%	2.67%	(0.42)%	2.25%
Class C	0.80%	1.00%	0.87%	2.67%	(0.42)%	2.25%
Class M	0.80%	0.75%	0.87%	2.42%	(0.42)%	2.00%
Class R	0.80%	0.50%	0.87%	2.17%	(0.42)%	1.75%
Class Y	0.80%	N/A	0.87%	1.67%	(0.42)%	1.25%

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Absolute Return 700 Fund

				Total
		Distribution		Annual Fund
	Management	and Service	Other	Operating	Expense	Net
	Fees	(12b-1) Fees	Expenses^	Expenses	Reimbursement	Expenses

Class A	0.95%	0.25%	0.87%	2.07%	(0.42)%	1.65%
Class B	0.95%	1.00%	0.87%	2.82%	(0.42)%	2.40%
Class C	0.95%	1.00%	0.87%	2.82%	(0.42)%	2.40%
Class M	0.95%	0.75%	0.87%	2.57%	(0.42)%	2.15%
Class R	0.95%	0.50%	0.87%	2.32%	(0.42)%	1.90%
Class Y	0.95%	N/A	0.87%	1.82%	(0.42)%	1.40%

* Certain investments in class A and class M shares may qualify for discounts on applicable sales charges. See How do I buy fund shares? for details.

** A deferred sales charge of 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

*** A 1.00% redemption fee (also referred to as a “short-term trading fee”) may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase.

^ Includes estimated expenses attributable to each fund’s investments in other investment companies that each fund bears indirectly.

<> Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 10/31/10. For information regarding expense limitations, see Charges and Expenses in the Statement of Additional Information (“SAI”).

How do these fees and expenses look in dollar terms?

This example takes the maximum up-front sales charge (or applicable contingent deferred sales charge) and annual operating expenses for each share class and translates them into dollar amounts, showing the cumulative effect of these costs over time. This helps you more easily compare the cost of investing in a fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in each fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that each fund’s operating expenses remain the same, except for amortization of offering costs which applies only to one year in the example. The example is hypothetical; your actual costs and returns may be higher or lower.

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EXAMPLE:
Sales charge plus annual operating expenses on a $10,000 investment over time

Absolute Return 100 Fund

	1 year	3 years

Class A	$448	$737
Class B	$488	$811
Class B (no redemption)	$188	$611
Class C	$303	$656
Class C (no redemption)	$203	$656
Class M	$340	$663
Class R	$153	$503
Class Y	$102	$348

Absolute Return 300 Fund

	1 year	3 years

Class A	$458	$773
Class B	$498	$847
Class B (no redemption)	$198	$647
Class C	$313	$693
Class C (no redemption)	$213	$693
Class M	$350	$700
Class R	$163	$540
Class Y	$112	$386

Absolute Return 500 Fund

	1 year	3 years

Class A	$719	$1,050
Class B	$728	$1,033
Class B (no redemption)	$228	$733
Class C	$328	$733
Class C (no redemption)	$228	$733
Class M	$546	$984
Class R	$178	$581
Class Y	$127	$427

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Absolute Return 700 Fund

	1 year	3 years

Class A	$733	$1,094
Class B	$743	$1,078
Class B (no redemption)	$243	$778
Class C	$343	$778
Class C (no redemption)	$243	$778
Class M	$560	$1,028
Class R	$193	$627
Class Y	$143	$473

What are each fund’s main investment
strategies and related risks?

This section contains greater detail on each fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk.

Global bond strategies — Absolute Return 100 and 300 Funds

Independent global fixed income investment strategies

We seek to efficiently mix a number of independent global fixed income investment strategies. These strategies may be based on security selection, allocation among sub-sectors within sectors of the fixed income market, such as the investment grade and high yield sub-sectors within the credit sector, macroeconomic developments (such as those relating to currencies and country-specific developments), and other techniques. By using a number of different strategies, the funds may take advantage of today’s global fixed income markets, which are complex, rapidly evolving, and characterized by newly defined instruments, sub-sectors, and derivatives that, we believe, offer substantial opportunities. We invest without limit in all available global fixed income instruments, including lower-rated debt, to diversify portfolio exposure regardless of market conditions.

Derivatives and investment exposures

When the funds use derivatives to increase their exposure to investments, the derivatives may create investment leverage, which involves risks. If our judgments about the performance of various fixed income sectors or investments prove incorrect, and a fund’s exposure to underperforming sectors or investments is increased through the use of derivatives, a relatively small market movement may result in significant losses to the fund. In general, to the extent that leverage is used in these funds, Absolute Return 300 Fund is expected to make greater use of leverage than Absolute Return 100 Fund. This use of leverage is one of the reasons

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that, while Absolute Return 300 Fund has a higher expected return than Absolute Return 100 Fund, it also has higher expected risk and volatility. Another distinction between the funds from time to time may be a higher cash position in Absolute Return 100 Fund.

Beta strategy — Absolute Return 500 and 700 Funds

Asset classes

Through the beta strategy, we invest without limit in many asset classes directly or though derivatives. These asset classes include equity and fixed-income (including high yield) securities of U.S. and foreign corporate and governmental issuers and currencies. We also allocate the funds’ assets to less traditional asset classes such as commodities, inflation-protected securities and real estate investment trusts. Allocations to these less traditional asset classes are intended to, in part, protect a fund’s portfolio from downturns in the equity and fixed income markets and against inflation. However, we cannot assure you that any asset classes will perform as expected. If our assessment of the risk and return potential of asset classes is incorrect, a fund could significantly under-perform the markets in general, particular markets, or other funds that make similar investments.

Asset allocation

Although we may adjust asset allocations at any time and without constraint, we expect generally to allocate the majority of the funds’ assets to investments in traditional asset classes. Our asset allocation is intended to reduce risk and volatility in the portfolios and to provide protection against a decline in the funds’ assets. However, we cannot assure you that our asset allocation judgments will achieve these objectives.

Within each asset class, we make specific investments on the basis of quantitative analysis, in addition to fundamental research and analysis. Even if our asset allocation decisions are successful, if the particular investments that we make within each asset class do not perform as we expect, the funds may fail to meet their objectives or may lose money.

Investment leverage

We expect that the funds will generally use leverage to increase their exposure to investments. The use of leverage involves risks. If our judgments about the performance of various asset classes or investments prove incorrect, and a fund’s exposure to underperforming asset classes or investments is increased through the use of leverage, a relatively small market movement may result in significant losses to the fund.

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The funds expect to employ different levels of investment leverage in pursuing their beta strategies. Under normal market conditions, we expect that, on average, investment leverage on a net notional basis will be approximately 50% of net assets in the case of Absolute Return 500 Fund and 100% of net assets in the case of Absolute Return 700 Fund, although the amounts of leverage may be significantly higher or lower at any given time. Investment leverage means that, for every $100 invested in a fund, the fund will obtain an exposure to more than $100 of underlying investments after long and short positions are netted against each other — exposure to $150 of underlying investments, for investment leverage of 50%; and exposure to $200 of underlying investments, for investment leverage of 100%. The funds’ alpha strategies may also entail leverage.

Alpha strategy — Absolute Return 500 and 700 Funds

The funds’ alpha strategy involves using “overlay” strategies to seek enhanced returns. There is no restriction on the type or number of overlay strategies that we may employ.

Because overlay strategies are designed to generate a return regardless of market direction, we can use them to generate a positive investment return even in broadly declining markets. The funds’ alpha strategy is intended to earn a positive total return even when general market declines mean that the beta strategy is unlikely to earn a positive return. However, while we intend the overlay strategies to be relatively uncorrelated with one another and with the performance of most asset classes to which the funds are exposed through the beta strategy, it is possible that the performance of various asset classes and overlay strategies may be correlated under certain market conditions, which may negatively affect a fund’s performance. In addition, it is possible that an overlay strategy may be unsuccessful if it is flawed in design or implementation. Overlay strategies may involve investment leverage. Overlay strategies may fail to make money in broadly declining markets, and may lose money even in broadly advancing markets.

Description of risks — All funds

The Absolute Return 100 and 300 Funds may invest in a wide variety of fixed income investments. They may also, on occasion, acquire equity securities. Through both the alpha and beta strategies, the Absolute Return 500 and 700 Funds may make a wide variety of investments. A description of the risks associated with the funds’ investments follows.

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Fixed income investments — All funds

• Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

Inflation-protected securities are debt instruments whose principal and/or interest are adjusted for inflation. A fund may invest in inflation-protected securities issued by the U.S. Department of Treasury, by non-U.S. governments, or by private issuers. Inflation-protected securities issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index, a measure of inflation. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument’s original par value, whichever is greater. Because the principal amount would be adjusted downward during a period of deflation, each fund will be subject to deflation risk with respect to its investments in these securities. In addition, if a fund purchases inflation-adjusted debt instruments in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation.

• Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest without limit in higher-yield, higher-risk debt investments that are below investment grade. However, we may invest no more than 15% of each fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments, including investments in the

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lowest rating category of the rating agency, and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are below investment-grade. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving a fund’s investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase a fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

• Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline

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in value during periods of rising interest rates. They may increase the volatility of the funds. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Equity investments — Absolute Return 500 and 700 Funds

• Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. From time to time, a fund may invest a significant portion of its assets in companies in one or more related industries or sectors, such as the financial sector, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Growth stocks — Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking earnings growth may

16 Prospectus

result in significant investments in certain sectors, including the technology sector, which may be subject to greater volatility than other sectors of the economy.

Value stocks — Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

• Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies. Small companies in foreign countries could be relatively smaller than those in the United States. The funds may invest in small and midsized companies without limit.

Foreign investments — All funds

Foreign investments involve certain special risks, including:

• Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

• Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

• Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

• Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

• Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the funds’ foreign investments.

Prospectus 17

• Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

Derivatives — All funds

We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. As described above, investments in derivatives are an important component of the funds’ investment strategies. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. The risk of loss from certain short derivatives positions is theoretically unlimited. We may use derivatives both for hedging and non-hedging purposes. For example, we may use foreign currency transactions to increase or decrease a fund’s exposure to a particular currency or group of currencies. We may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. A fund’s investment in derivatives may be limited by its intention to qualify as a regulated investment company.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide a fund with investment exposure greater than the value of the fund’s investment in the derivatives. We intend to employ leverage through the use of derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the

18 Prospectus

funds. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the funds’ derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Some of the overlay techniques may depend heavily upon the use of derivatives. The Absolute Return 100 and 300 Funds may be unable to obtain their desired exposures to particular fixed income strategies and sectors, and the Absolute Return 500 and 700 Funds’ decision to pursue alpha and beta strategies separately may not be successful if we are unable to invest in appropriate derivatives or other instruments or if the derivatives and instruments do not perform as expected. For further information about the risks of derivatives, see the statement of additional information (SAI).

Other investments — Absolute Return 500 and 700 Funds

• Real estate investment trusts (REITs). A REIT pools investors’ funds for investment primarily in income-producing real estate properties or real estate-related loans (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. We will invest in publicly-traded REITs listed on national securities exchanges. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with direct ownership in real estate, including economic downturns that have an adverse effect on real estate markets.

• Commodity-linked notes. Commodity-linked notes are debt securities whose maturity values or interest rates are determined by reference to a single commodity or to all or a portion of a commodities index. Commodity-linked notes may be positively or negatively indexed, meaning their maturity value may be structured to increase or decrease as commodity values change. Investments in commodity-linked notes are subject to the risks associated with the overall commodities markets and other factors that affect the value of commodities, including weather, disease, political, tax and other regulatory developments. Commodity-linked notes may be more volatile and less liquid than the underlying measures, have substantial risk of loss with respect to both principal and interest and are subject to the credit risks associated with the issuer. A fund’s investment

Prospectus 19

in commodity-linked notes may be limited by its intention to qualify as a regulated investment company.

Additional risks — All funds

• Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, bank loans and, for the Absolute Return 100 and 300 Funds, common stocks. Each fund may also loan its portfolio securities to earn additional income. These practices may be subject to other risks, as described in the SAI.

• Alternative strategies. At times we may judge that market conditions make pursuing a fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

• Changes in policies. The Trustees may change a fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

• Portfolio transactions and portfolio turnover rate. Each fund’s daily transactions on stock exchanges, commodities markets and futures markets involve costs that are reflected in the fund’s total return but not in the Total Annual Fund Operating Expenses. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Because different types of funds use different trading procedures, investors should exercise caution when comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of a fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is a fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. Funds with high turnover may be more likely to realize capital gains that must be distributed to

20 Prospectus

shareholders as taxable income. High turnover may also cause the fund to pay more brokerage commissions and other transaction costs, which may detract from performance. Each fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.

• Portfolio holdings. The SAI includes a description of each fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on a fund’s portfolio, you may visit the Putnam Investments website, www.putnam. com/individual, where each fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

Who oversees and manages the funds?

The funds’ trustees

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of each fund’s business and represents the interests of the Putnam fund shareholders. The Putnam Funds’ Board of Trustees includes Trustees who are elected by shareholder vote at least once every five years and at least 75% of whom are independent (not an officer of the fund or affiliated with Putnam Management).

The Trustees periodically review each fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of each fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

Contacting the funds’ Trustees

Address correspondence to:
The Putnam Funds Trustees
One Post Office Square
Boston, MA 02109

Prospectus 21

The funds’ investment manager

The Trustees have retained Putnam Management to be each fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business.

Each fund pays a monthly base fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the month, at the annual rates set forth for the fund below. Commencing with each fund’s thirteenth whole calendar month of operation, the applicable base fee will be increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease will be calculated monthly based on a performance adjustment rate that is equal to 0.04% multiplied by the difference, in percentage points, between the fund’s performance (measured by the fund’s class A shares) and the performance of the benchmark described below, over the performance period, and annualized over the performance period. The maximum annualized performance adjustment rate increase or decrease is set forth below.

The performance period will be the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed.

Each month, the performance adjustment rate will be multiplied by the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. See Charges and Expenses in the SAI for more information. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

Absolute Return 100 Fund
0.55% of the first $500 million of average net assets;
0.45% of the next $500 million of average net assets;
0.40% of the next $500 million of average net assets;
0.35% of the next $5 billion of average net assets;
0.325% of the next $5 billion of average net assets;
0.305% of the next $5 billion of average net assets;
0.29% of the next $5 billion of average net assets; and
0.28% of any excess thereafter.
Benchmark: Merrill Lynch U.S. Treasury Bill Index plus 1.00% (100 basis points)
Maximum performance adjustment rate: +/– 0.04%

22 Prospectus

Absolute Return 300 Fund
0.65% of the first $500 million of average net assets;
0.55% of the next $500 million of average net assets;
0.50% of the next $500 million of average net assets;
0.45% of the next $5 billion of average net assets;
0.425% of the next $5 billion of average net assets;
0.405% of the next $5 billion of average net assets;
0.39% of the next $5 billion of average net assets; and
0.38% of any excess thereafter.
Benchmark: Merrill Lynch U.S. Treasury Bill Index plus 3.00% (300 basis points)
Maximum performance adjustment rate: +/– 0.12%

Absolute Return 500 Fund
0.80% of the first $500 million of average net assets;
0.70% of the next $500 million of average net assets;
0.65% of the next $500 million of average net assets;
0.60% of the next $5 billion of average net assets;
0.575% of the next $5 billion of average net assets;
0.555% of the next $5 billion of average net assets;
0.54% of the next $5 billion of average net assets; and
0.53% of any excess thereafter.
Benchmark: Merrill Lynch U.S. Treasury Bill Index plus 5.00% (500 basis points)
Maximum performance adjustment rate: +/– 0.20%

Absolute Return 700 Fund
0.95% of the first $500 million of average net assets;
0.85% of the next $500 million of average net assets;
0.80% of the next $500 million of average net assets;
0.75% of the next $5 billion of average net assets;
0.725% of the next $5 billion of average net assets;
0.705% of the next $5 billion of average net assets;
0.69% of the next $5 billion of average net assets; and
0.68% of any excess thereafter.
Benchmark: Merrill Lynch U.S. Treasury Bill Index plus 7.00% (700 basis points)
Maximum performance adjustment rate: +/– 0.28%

Putnam Management has retained its affiliate, Putnam Investments Limited (“PIL”), to manage a separate portion of the assets of each fund. Subject to the supervision of Putnam Management, PIL, which provides a full range of international investment advisory services to institutional and retail clients, is responsible for making investment decisions for the portion of the assets of each fund that it manages. Putnam Management (and not each fund) pays a quarterly sub-management fee

Prospectus 23

to PIL for its services at an annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the funds managed by PIL. PIL’s address is Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

Putnam Management and PIL have retained their affiliate, The Putnam Advisory Company, LLC (“PAC”), as a sub-adviser to manage a separate portion of the assets of each fund. Subject to the supervision of Putnam Management or PIL, as applicable, PAC is responsible for making investment decisions for the portion of the assets of each fund that it manages. Putnam Management or PIL, as applicable (and not each fund), pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the funds managed by PAC. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at One Post Office Square, Boston, MA 02109.

• Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the funds’ portfolios.

Absolute Return 100 and 300 Funds

Portfolio Managers	Joined fund	Employer	Positions over past five years

Rob Bloemker	2008	Putnam Management	Deputy Head of Investments
		1999 – Present	Previously, Chief Investment
			Officer, Core Fixed-Income;
			Team Leader, Mortgage and
			Government; Mortgage Specialist

Carl Bell	2008	Putnam Management	Team Leader, Structured Credit
		1998 – Present	Previously, Team Member,
			Mortgage/Asset Backed
			Securities Team

D. William Kohli	2008	Putnam Management	Team Leader, Portfolio
		1994 – Present	Construction
			Previously, Director, Core
			Fixed-Income Team

Kevin Murphy	2008	Putnam Management	Team Leader, High Grade Credit
		1999 – Present	and Emerging Markets Debt
			Previously, Investment Strategist

Michael Salm	2008	Putnam Management	Team Leader, Liquid Markets
		1997 – Present	Previously, Investment Strategist

Paul Scanlon	2008	Putnam Management	Team Leader, U.S. High-Yield
		1999 – Present	Previously, Portfolio Manager

Raman Srivastava	2008	Putnam Management	Team Leader, Portfolio Con-
		1999 – Present	struction, and Director of
			Quantitative Research
			Previously, Portfolio Construction
			Specialist; Quantitative Analyst

24 Prospectus

• Other funds managed by the Absolute Return 100 and 300 Funds’ portfolio managers; compensation. As of November 30, 2008, Rob Bloemker also served as a portfolio manager of Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust and Putnam U.S. Government Income Trust. D. William Kohli also served as a portfolio manager of Putnam Diversified Income Trust and Putnam Global Income Trust. Kevin Murphy also served as a portfolio manager of Putnam Diversified Income Trust, Putnam Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust and Putnam Utilities Growth and Income Fund. Michael Salm also served as a portfolio manager of Putnam American Government Income Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam U.S. Government Income Trust. Paul Scanlon also served as a portfolio manager of Putnam Diversified Income Trust, Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust. Raman Srivastava also served as a portfolio manager of Putnam Global Income Fund, Putnam Income Fund and The George Putnam Fund of Boston. Rob Bloemker, Carl Bell, D. William Kohli, Kevin Murphy, Michael Salm, Paul Scanlon and Raman Srivastava may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals, as well as information about the structure of and methods used to determine their compensation.

Absolute Return 500 and 700 Funds

Portfolio Managers	Joined fund	Employer	Positions over past five years

Jeffrey Knight	2008	Putnam Management	Deputy Head of Investments
		1993 – Present	and Chief Investment Officer,
			Global Asset Allocation Team
			Previously, Director Global
			Asset Allocation

James Fetch	2008	Putnam Management	Investment Strategist
		1994 – Present	Previously, Analyst

Robert Kea	2008	Putnam Management	Portfolio Manager
		1989 – Present	Previously, Quantitative Analyst
			and Analyst

Robert Schoen	2008	Putnam Management	Portfolio Manager
		1997 – Present	Previously, Quantitative Analyst
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Jason Vaillancourt	2008	Putnam Management	Investment Strategist
		1999 – Present	Previously, Analyst
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Prospectus 25

• Other funds managed by the Absolute Return 500 and 700 Funds’ portfolio managers; compensation. As of November 30, 2008, Jeffrey Knight also served as a portfolio manager of Putnam Asset Allocation Funds, Putnam Growth Opportunities Fund and Putnam Income Strategies Fund. James Fetch also served as a portfolio manager of Putnam Asset Allocation Funds. Robert Kea also served as a portfolio manager of Putnam Asset Allocation Funds and Putnam Income Strategies Fund. Robert Schoen also served as a portfolio manager of Putnam Asset Allocation Funds, Putnam Growth Opportunities Fund and Putnam Income Strategies Fund. Jason Vaillancourt also served as a portfolio manager of Putnam Asset Allocation Funds. Jeffrey Knight, James Fetch, Robert Kea, Robert Schoen and Jason Vaillancourt may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals, as well as information about the structure of and methods used to determine their compensation.

• Fund ownership. As of the date of this prospectus, the funds’ portfolio managers did not own shares of the funds, which are newly created.

How do the funds price their shares?

The price of each fund’s shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, a fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by each fund’s Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a

26 Prospectus

security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 3:00 p.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a fund’s NAV. Because foreign markets may be open at different times than the NYSE, the value of a fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the funds have adopted fair value pricing procedures, which, among other things, require a fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. If events materially affecting the values of a fund’s foreign fixed-income investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will be valued at their fair value. As noted above, the value determined for an investment using a fund’s fair value pricing procedures may differ from recent market prices for the investment.

How do I buy fund shares?

Opening an account

You can open a fund account and purchase class A, B, C, and M shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly, or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

Prospectus 27

Each fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A and class M shares only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

If you participate in a retirement plan that offers any of the funds, please consult your employer for information on how to purchase shares of the fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the funds are unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, each fund reserves the right to close your account.

Also, each fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

• Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.

• Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.

• Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at www.putnam.com or by calling Putnam Investor Services at 1-800-225-1581.

28 Prospectus

• By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the fund. Return the check and investment stub to Putnam Investor Services.

• By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The funds will normally accept wired funds for investment on the day received if they are received by the funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the funds’ designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for tax-qualified retirement plans by wire transfer.

Which class of shares is best for me?

This prospectus offers you four classes of fund shares: A, B, C and M. Qualified employee-benefit plans may also choose class R shares, and certain investors described below may also choose class Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a fund, you must choose a share class. Deciding which share class best suits your situation depends on a number of factors that you should discuss with your financial representative, including:

• How long you expect to hold your investment. Class B shares should generally not be considered for shorter time frames because they charge a contingent deferred sales charge (CDSC) that is phased out over the first four years for Absolute Return 100 and 300 Funds, and six years for Absolute Return 500 and 700 Funds.

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• How much you intend to invest. While investments of less than $100,000 can be made in any share class, Absolute Return 100 and 300 Funds’ class A and class M offer sales charge discounts starting at $100,000, and Absolute Return 500 and 700 Funds’ class A and class M offer sales charge discounts starting at $50,000.

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• Total expenses associated with each share class. As shown in the section entitled Costs associated with your investment, each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.

Prospectus 29

Here is a summary of the differences among the classes of shares

Class A shares

• Initial sales charge of up to 3.25% for Absolute Return 100 and 300 Funds and up to 5.75% for Absolute Return 500 and 700 Funds

• Lower sales charges available for investments of $100,000 or more for Absolute Return 100 and 300 Funds and for investments of $50,000 or more for Absolute Return 500 and 700 Funds

• No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

• Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees.

Class B shares

• No initial sales charge; your entire investment goes to work immediately

• Deferred sales charge of up to 3.00% if shares are sold within four years of purchase for Absolute Return 100 and 300 Funds and up to 5.00% if shares are sold within six years of purchase for Absolute Return 500 and 700 Funds

• Higher annual expenses, and lower dividends, than class A, B or M shares because of higher 12b-1 fees

• Convert automatically to class A shares after eight years, thereby reducing future 12b-1 fees

• Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class C shares

• No initial sales charge; your entire investment goes to work immediately

• Deferred sales charge of 1.00% if shares are sold within one year of purchase

• Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

• No conversion to class A shares, so future 12b-1 fees do not decline over time

• Orders for class C shares of one or more Putnam funds, other than class C shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000

30 Prospectus

or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class M shares

• Initial sales charge of up to 2.00% for Absolute Return 100 and 300 Funds and up to 3.25% for Absolute Return 500 and 700 Funds

• Lower sales charges available for investments of $100,000 or more for Absolute Return 100 and 300 Funds and for investments of $50,000 or more for Absolute Return 500 and 700 Funds

• No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

• Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

• Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

• No conversion to class A shares, so future 12b-1 fees do not decline over time

• Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class R shares (available to qualified plans only)

• No initial sales charge; your entire investment goes to work immediately

• No deferred sales charge

• Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

• Higher annual expenses, and lower dividends, than class A and M shares because of higher 12b-1 fees

• No conversion to class A shares, so future 12b-1 fees do not decline over time.

Class Y shares (available only to investors listed below)

The following investors may purchase class Y shares if approved by Putnam:

• qualified retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

• bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;

Prospectus 31

• corporate IRAs administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;

• college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

• other Putnam funds and Putnam investment products;

• investors purchasing shares through an asset-based fee program which regularly offers institutional share classes and which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Putnam; and

• fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Putnam funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company of which the RIA is not an affiliated or associated person and which has entered into an agreement with Putnam.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

• No initial sales charge; your entire investment goes to work immediately

• No deferred sales charge

• Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of lower 12b-1 fees

Initial sales charges for class A and M shares

Absolute Return 100 and 300 Funds

	Class A sales charge as		Class M sales charge as
	a percentage of*:		a percentage of*:
Amount of purchase at	Net amount	Offering	Net amount	Offering
offering price ($)	invested	price**	invested	price**

Under 100,000	3.36%	3.25%	2.04%	2.00%
100,000 but under
250,000	2.56	2.50	1.21	1.20
250,000 but under
500,000	2.04	2.00	1.01	1.00
500,000 but under
1,000,000	1.52	1.50	1.01	1.00
1,000,000 and above	NONE	NONE	NONE	NONE

32 Prospectus

Absolute Return 500 and 700 Funds

	Class A sales charge as		Class M sales charge as
	a percentage of*:		a percentage of*:
Amount of purchase at	Net amount	Offering	Net amount	Offering
offering price ($)	invested	price**	invested	price**

Under 50,000	6.10%	5.75%	3.63%	3.50%
50,000 but under
100,000	4.71	4.50	2.56	2.50
100,000 but under
250,000	3.63	3.50	1.52	1.50
250,000 but under
500,000	2.56	2.50	1.01	1.00
500,000 but under
1,000,000	2.04	2.00	1.01	1.00
1,000,000 and above	NONE	NONE	NONE	NONE

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

Reducing your class A and class M sales charge

The funds offer two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as “breakpoint discounts”:

• Right of accumulation. You can add the amount of your current purchases of class A or class M shares of each fund and other Putnam funds to the value of your existing accounts in each fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, the funds will use the current maximum public offering price of those shares.

• Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund or funds will

Prospectus 33

redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

• Individual accounts

• Joint accounts

• Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

• Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

• Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The funds or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at www.putnam.com/individual by selecting Mutual Funds, then Pricing policies, and in the SAI.

• Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain categories of investors. For instance, an employer-sponsored retirement plan is eligible to purchase class A shares without sales charges if its plan administrator or dealer of record has entered into an agreement with Putnam Retail Management or it invests at least $1 million in class A shares of a fund or other Putnam funds. Information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

34 Prospectus

How do I sell or exchange fund shares?

You can sell your shares back to the appropriate fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund. (See Policy on excessive short-term trading regarding sales or exchanges made within 7 days of purchase.) Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. Class B and M shares of most other Putnam funds have a higher deferred sales charge than Absolute Return 100 and 300 Funds. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

• Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge and short-term trading fee. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

• Selling or exchanging shares directly with the funds. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable sales charge and short-term trading fee.

• By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell or exchange, you must return them unendorsed with your letter of instruction.

Prospectus 35

• By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for your shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

• Via the Internet. You may also exchange shares via the Internet at www.putnam.com/individual.

• Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of a fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

• Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

Each fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Deferred sales charges for class B, class C and certain class A and class M shares:

Absolute Return 100 and 300 Funds

If you sell (redeem) class B shares within four years of purchase, you will generally pay a deferred sales charge according to the following schedule.

Year after purchase	1	2	3	4	5+

Charge	3%	3%	2%	1%	0%

36 Prospectus

Absolute Return 500 and 700 Funds

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule.

Year after purchase	1	2	3	4	5	6	7+

Charge	5%	4%	3%	3%	2%	1%	0%

All funds

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Unless otherwise agreed with Putnam Retail Management, class A shares that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase. A deferred sales charge of 0.40% in the case of Absolute Return 100 and 300 Funds and 0.65% in the case of Absolute Return 500 and 700 Funds may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

• Payment information. A fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. You will not receive interest on uncashed redemption checks. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

• Redemption by a fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), a fund may redeem your shares without your permission and send you the proceeds. To the extent permitted by applicable law, each fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

• Risks of excessive short-term trading. Excessive short-term trading activity may reduce each fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing each fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in each fund’s shares, the fund may experience increased cash volatility, which could

Prospectus 37

require each fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase each fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the fund.

Because each fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of a fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which a fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because each fund invests in securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in a fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, a fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if a fund holds other types of less liquid securities, including below investment grade bonds.

• Fund policies. In order to protect the interests of long-term shareholders of each fund, Putnam Management and the funds’ Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Each fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

38 Prospectus

• Short-term trading fee. Each fund will impose a short-term trading fee of 1.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 7 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements entered into by Putnam Retail Management and a dealer. The fee will not apply to shares sold or exchanged by a Section 529 college savings plan or a Putnam fund-of-funds, or to redemptions for the purpose of paying benefits pursuant to tax-qualified retirement plans. In addition, for investors in defined contribution plans administered by Putnam, the short-term trading fee applies only to exchanges of shares purchased by exchange, and will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess each fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with each fund are currently unable or unwilling to assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, each fund’s short-term trading fee.

• Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to monitor activity in retail customer accounts for which Putnam Investor Services maintains records. This review is based on each fund’s internal parameters for detecting excessive short-term trading, which consider the number of “round trip” transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that Putnam Management or a fund considers to be excessive or inappropriate, Putnam Management will issue the investor and his or her financial intermediary, if any, a written warning. Continued excessive short-term trading activity by an investor or intermediary that has received a warning may lead to the termination of the exchange privilege.

Prospectus 39

Each fund also reserves the right to terminate the exchange privilege without a warning. In addition, Putnam Management will also communicate instances of excessive short-term trading to the compliance staff of an investor’s broker, if one is identified.

• Account restrictions. In addition to enforcing these exchange parameters, Putnam Management and each fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or each of the funds may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in a fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If a fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. Each of the funds may take these steps in its discretion even if the investor’s activity may not have been detected by the particular fund’s current monitoring parameters.

• Limitations on the funds’ policies. There is no guarantee that a fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the funds’ policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with each fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The funds are generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, each fund’s ability to monitor and deter excessive short-term

40 Prospectus

traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment representative, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, each fund has adopted distribution (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as described in the section Costs associated with your investment. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

• Distribution (12b-1) plans. Each fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class B, class M and class R shares of Absolute Return 100 and 300 Funds to 0.25%, 0.85%, 0.40% and 0.50% of average net assets, respectively. The Trustees currently limit payments on class A, class M and class R shares of Absolute Return 500 and 700 Funds to 0.25%, 0.75% and 0.50% of average net assets, respectively. Because these fees are paid out of a fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more over time than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares. Class R shares will generally be less expensive than class B shares for shareholders who are eligible to purchase either class. Class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.

• Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees, if any, shown in the tables under the heading Costs associated with your investment at the front of this prospectus.

Prospectus 41

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the funds or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or a fund as shown under the heading Costs associated with your investment.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis. These payments are made for marketing support services provided by the dealers, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the funds by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant record-keeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive additional payments from the funds’ transfer agent in recognition of subaccounting or other services they provide to shareholders or plan participants

42 Prospectus

who invest in the funds or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions for affiliated and unaffiliated entities noted in the SAI, to exceed 0.13% of the total assets of such shareholders or plan participants in the funds or other Putnam funds on an annual basis. See the discussion in the SAI under the heading Management — Investor Servicing Agent for more details.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2007 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

Fund distributions and taxes

Each fund normally distributes any net investment income and any net realized capital gains annually. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of each respective fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from a fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from the funds. Generally, periodic distributions from a fund to the plan are reinvested in additional fund shares, although the plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before a fund makes a distribution, because doing so may cost you money in taxes. Contact your financial representative or Putnam to find out the distribution schedule for your fund.

Prospectus 43

For federal income tax purposes, distributions of net investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long you have owned your shares. Properly designated distributions of gains from investments that the funds owned for more than one year are taxable as long-term capital gains. Distributions of gains from investments that the funds owned for one year or less and gains on the sale of bonds characterized as market discount are taxable as ordinary income. Properly designated distributions of “qualified dividend income” are taxable at the rate applicable to long-term capital gains provided that both you and the fund meet certain holding period and other requirements. Distributions are taxable to you even if they are paid from income or gains earned by the funds before your investment (and thus were included in the price you paid). Distributions are also taxable whether you receive them in cash or reinvest them in additional shares of these funds or other Putnam funds.

Distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the funds) from such a plan.

A fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

A fund’s investments in foreign securities, if any, may be subject to foreign withholding taxes. In that case, the fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a fund’s investment in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

A fund’s investments in derivative financial instruments, including investments by which a fund seeks exposure to assets other than securities, are subject to numerous special and complex tax rules. Moreover, each fund’s intention to qualify as a “regulated investment company” and receive favorable treatment under the federal income tax rules may limit its ability to invest in such instruments. The applicable tax rules could affect whether gains and losses recognized by a fund are treated as ordinary or capital, accelerate the recognition of income or gains to the fund and defer or possibly prevent the recognition or use of certain losses by the

44 Prospectus

fund. The rules could, in turn, affect the amount, timing or character of the income distributed to shareholders by a fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether a fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

The above is a general summary of the tax implications of investing in a fund. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Prospectus 45

Make the most of your Putnam privileges

As a Putnam mutual fund shareholder, you have access to a number of services that can help you build a more effective and flexible financial program. Here are some of the ways you can use these privileges to make the most of your Putnam mutual fund investment.

Systematic investment plan

Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

Systematic withdrawal

Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

Systematic exchange

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

Exchange privilege

Exchange money between Putnam funds. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

A 1.00% short-term trading fee may apply to exchanges of fund shares that are made within the applicable holding period. For certain global, international, high-yield, and small-cap funds, the fee will apply to shares held for 90 days or less. For other Putnam funds (other than money market funds), the fee will apply to shares held for seven days or less. Please read the prospectus of the applicable fund for more details.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

46 Prospectus

Dividends plus

Diversify your portfolio by investing dividends and other distributions from one Putnam fund automatically into another at net asset value.

Statement of intention

You may reduce a front-end sales charge by agreeing to invest a minimum dollar amount over 13 months. Depending on your fund, the minimum is $50,000 or $100,000. Whenever you make an investment under this arrangement, you or your financial representative should notify Putnam Investor Services that a Statement of Intention is in effect.

Many of these services can be accessed online at putnam.com.

For more information about any of these services and privileges, call your financial representative or a Putnam customer service representative toll free at 1-800-225-1581.

Prospectus 47

For more information about
Putnam Absolute Return 100 Fund,
Putnam Absolute Return 300 Fund,
Putnam Absolute Return 500 Fund
and Putnam Absolute Return 700 Fund

The funds’ SAI includes additional information about the funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, by visiting Putnam’s website at www.putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the funds on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the funds’ file number.

Putnam Investments
One Post Office Square
Boston, MA 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com

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File No. 811-07513	259353 11/09
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